SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2009

ITEX Corporation
 (Exact Name of Registrant as Specified in its Charter)

Nevada	0-18275	93-0922994
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

3326 160th Avenue SE, Suite 100, Bellevue, WA	98008
(Address of principal executive offices)	(Zip code)

Registrant’s telephone, including area code (425) 463-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 16, 2009, ITEX Corporation announced that ITEX Chairman and CEO Steven White will be making a presentation at the Securities Research Associates Growth Stock Conference in New York.  The presentation will include information about ITEX’s current operations and an update on its web service strategy.  An archive of the presentation will be available on the ITEX website (www.itex.com) under the Investor Relations section.  The slide presentation is attached to this Current Report on Form 8-K as Exhibit 99.1.  The full text of the ITEX press release is attached to this Report as Exhibit 99.2 and incorporated herein by this reference.

On October 19, 2009, summary information entitled an “ITEX Snapshot” was published in the investor relations section of our website at www.itex.com.  The text of the information release is attached to this report as Exhibit 99.3.

The information in this Report, including the exhibits attached hereto, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

The presentation and information attached to this Report contain statements that are forward-looking.  These statements are based on current expectations and assumptions that are subject to risks and uncertainties.  All statements that express expectations and projections with respect to future matters may be affected by changes in our strategic direction, as well as developments beyond our control.  We cannot assure you that our expectations will necessarily come to pass.  Actual results could differ materially because of issues and uncertainties and the risk factors and other important factors that could affect our business and financial results discussed in our periodic reports and filings with the Securities and Exchange Commission, including our Form 10-K for the fiscal year ended July 31, 2009, and any Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K filed subsequent thereto, which are available at www.sec.gov, and in particular the disclosure under the caption, “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and, when applicable, under the caption “Risk Factors.”

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Growth Stock Conference Presentation of ITEX Corporation
99.2	Press Release issued October 16, 2009, announcing the ITEX presentation at the Securities Research Associates Winter Technology Conference
99.3	Information release published October 19, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEX Corporation (Registrant)

By:	/s/ Steven White
Steven White Chief Executive Officer

Date: October 19, 2009

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